UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 2, 2006

                           Dayton Superior Corporation
             (Exact name of Registrant as specified in its charter)

             Ohio                        1-11781                 31-0676346
(State or other jurisdiction of        (Commission              (IRS Employer
 incorporation or organization)        File Number)          Identification No.)


7777 Washington Village Drive, Dayton, Ohio                         45459
(Address of principal executive offices)                          (Zip code)

                                  937-428-6360
               (Registrant's telephone number including area code)

                                 Not applicable
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.05 Costs Associated with Exit or Disposal Activities

On November 2, 2006, Dayton Superior Corporation (the "Company") initiated a plan to move its manufacturing and distribution operation from a leased facility in Des Plaines, Illinois to a newly leased facility in Elk Grove, Illinois. The move is expected to begin in 2007 and be completed in the first quarter of 2008, following renovation of the new facility. The Company currently estimates that during 2007 and 2008, it will incur expenses and expend cash in the range of approximately $2,000,000 to $4,000,000 in connection with the relocation.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          DAYTON SUPERIOR CORPORATION


Date: November 6, 2006                    By: /s/ Edward J. Puisis
                                              ----------------------------------
                                              Edward J. Puisis
                                              Executive Vice President and Chief
                                              Financial Officer